                                                                 EXHIBIT 10.1(f)

                          FIFTH AMENDMENT  AND WAIVER

                                      TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIFTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is being executed and delivered as of February 29, 2000,
            ---------
by and among Einstein/Noah Bagel Corp., a Delaware corporation (the "Borrower"),
                                                                     --------
the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Lenders", and each
                                                  -------
individually, a "Lender"), Bank of America, N.A. (as successor to Bank of
                 ------
America National Trust and Savings Association), as the "Agent" for the Lenders (the "Agent") and General Electric Capital Corporation, as "Co-Agent" for the
      -----
Lenders (the "Co-Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                             W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent are parties to that certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended and modified by that certain First Amendment and Waiver thereto dated as of March 27, 1998, that certain Consent thereto dated as of May 7, 1998, that certain Second Amendment thereto dated as of October 4, 1998, that certain Third Amendment and Waiver thereto dated as of January 29, 1999, and that certain Fourth Amendment and Waiver thereto dated as of May 15, 1999, in each case among such parties, collectively, the "Credit
                                                                     ------
Agreement"), pursuant to which the Lenders have agreed to provide, subject to
---------
the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

          WHEREAS, the Borrower has requested, and subject to the terms and conditions of this Agreement the Lenders and the Agent have agreed, (i) to amend the maximum allowed Senior Indebtedness to Annualized System EBITDAL ratio for the Borrower's credit usage test under Section 5.13 of the Credit Agreement for
                                       ------------
its first fiscal quarter of 2000, (ii) to waive the Borrower's compliance with its minimum required average weekly per store net revenue test under Section 7.1
                                                                     -----------
of the Credit Agreement for its 1st and 2nd Retail Periods of 2000 and (iii) to amend the definition of Total Revolving Loan Commitment to temporarily increase such amount by $1,000,000 for the period March 1, 2000 through April 30, 2000.

          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders, the Agent, and the Co-Agent, such parties hereby agree as follows:

          1.   Amendment to Credit Agreement. Subject to Paragraph 3 of this
               -----------------------------             -----------
Agreement, and effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows (section and schedule references herein refer to those of the Credit Agreement):

          (a)  Article I is amended to delete in its entirety the definition of
               ---------
"Total Revolving Loan Commitment Amount" set forth therein and to replace such
 --------------------------------------
definition with the following definition:

          "Total Revolving Loan Commitment" means, subject to modification thereof pursuant to Section 2.1(1), (1) $26,000,000 at all times during the
                         --------------
     period commencing on March 1, 2000 and ending on April 30, 2000 and (2) $25,000,000 at all other times.

          (b)  Section 2.8 is amended to add the following provisions to the
               -----------
end of such section:

     "Without limiting the foregoing, on each Business Day on or after March 13, 2000, the Borrower shall additionally repay the outstanding principal balance of the Revolving Loans in an amount substantially equal to the gross amount of all cash received by the Borrower and its Subsidiaries on or before such Business Day which is available for withdrawal by the Borrower's and its Subsidiaries' from their respective deposit accounts as of such Business Day."

          (c)  Section 5.13(1) is amended to delete in its entirety from the
               ---------------
schedule of periods and ratios set forth therein the reference to the period "Fiscal Year 2000" and the corresponding ratio maximum ratio of "1.50:1.00", and to replace such references with the following:

          "1/st/ Fiscal Quarter, 2000              1.75:1.00

          2/nd/  Fiscal Quarter, 2000 and
                 each Fiscal Quarter thereafter    1.50:1.00"

          (d)  Schedule 1.1(C) of the Credit Agreement is deleted in its
               ---------------
entirety.

          2.   Waiver. Subject to Paragraph 3 of this Agreement, the Lenders
               ------             -----------
hereby waive any violation of, Default, Event of Default or representation or warranty as to the absence of any of the foregoing, in each case in respect of any failure by Borrower to comply with its minimum required average weekly per store net revenue test under Section 7.1 of the Credit Agreement for its 1st or
                             -----------
2nd Retail Periods of 2000; provided, however, that, such waivers shall only be
                            --------  -------
effective if the Borrower has achieved an average weekly net revenue for all Stores (whether operated by the Borrower or a Franchisee) of not less than $11,900 per Store during its 1st Retail Period and not less than $12,900 per Store during its 2nd Retail Period.

          3.   Effectiveness of this Agreement; Conditions Precedent. The
               -----------------------------------------------------
provisions of Paragraphs 1 and 2 shall be deemed to have become effective as of
              ------------     -
the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt of (a) an originally-executed counterpart (or facsimile thereof) of this Agreement executed by a duly authorized officer of the Borrower and by duly authorized officers of each of the Lenders, (b) payment in full of the $1,500,000 principal payment with respect to the Term Loan which is due and payable on March 1, 2000, together with all accrued interest thereon (or assurances acceptable to the Agent that such payment is in the process of being made by the Borrower and will be irrevocably received by the Agent in full on the date of the Agent's receipt of such assurances), and
(c) payment in full of the "Amendment Fee" referred to and defined below in Paragraph 4 below, in immediately available funds.
-----------

          4.   Amendment Fee. Upon the execution and delivery of this Agreement
               -------------
by the Borrower and the Lenders, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $25,000 ("Amendment Fee"), which fee shall be payable in immediately available funds and
  -------------
shall be fully-earned and nonrefundable upon such execution and delivery by the Borrower and the Lenders.

          5.   Representations, Warranties and Covenants. (a) The Borrower
               -----------------------------------------
hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

          (b) The Borrower hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its certificate of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower or any of its Subsidiaries is bound.

          (c) The Borrower hereby represents and warrants that, after giving effect to all of the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specific date) are, and will be, true and correct as of the date of the Borrower's execution hereof in all material respects as though made on and as of such date.

          6.   Reference to and Effect on Credit Agreement. The Credit Agreement
               -------------------------------------------
shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly provided in Paragraph 2 hereof, neither the execution,
                                -----------
delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. Nothing contained herein shall require the Agent or the Lender to hereafter waive any Default or Event of Default, or to further amend any provisions of any Loan Document, whether or not similar to the waivers or amendments effected by this Agreement. The Borrower, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

          7.   Reaffirmation, Ratification and Acknowledgment. By its execution
               ----------------------------------------------
below, each of Einstein/Noah Bagel Partners, Inc. and Einstein/Noah Bagel Partners, L.P. (collectively, the "Guarantors") hereby (a) ratifies and
                                   ----------
reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent, under each Loan Document to which it is a party,
(b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents.

          8.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws and decisions of the State of Illinois.

          9.   Agent's Expenses. The Borrower hereby agrees to promptly
               ----------------
reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

          10.  Changes in Notice Addresses. Pursuant to Section 10.2 of the
               ---------------------------              ------------
Credit Agreement, the Borrower hereby notifies each of the other parties to the Credit Agreement that all notices and other communications to the Borrower under the Credit Agreement and the other Loan Documents shall be provided to the Borrower's new address at Einstein/Noah Bagel Corp., 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Paul A. Strasen, telephone: 303-568-8190, facsimile: 303-568-8199.

          11.  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                    * * * *

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                        EINSTEIN/NOAH BAGEL CORP.


                                        By:  /s/ Paul A. Strasen
                                             ---------------------------------
                                             Name:  Paul A. Strasen
                                                    --------------------------
                                             Title: Sr Vice Pres.
                                                    --------------------------



                                        EINSTEIN/NOAH BAGEL PARTNERS, INC.


                                        By:  /s/ Paul A. Strasen
                                             ---------------------------------
                                             Name:  Paul A. Strasen
                                                    --------------------------
                                             Title: Vice Pres.
                                                    --------------------------


                                        EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                                        By:  EINSTEIN/NOAH BAGEL PARTNERS,
                                             INC., as General Partner


                                        By:  /s/ Paul A. Strasen
                                             ---------------------------------
                                             Name:  Paul A. Strasen
                                                    --------------------------
                                             Title: Vice Pres.
                                                    --------------------------

                                        BANK OF AMERICA, N.A. (as successor to
                                        Bank of America National Trust and
                                        Savings Association), as Agent



                                        By:  /s/ Kristine D. Hyde
                                             ---------------------------------
                                             Name:  Kristine D. Hyde
                                                    --------------------------
                                             Title: Assistant Vice President
                                                    --------------------------


                                        BANK OF AMERICA, N.A. (as successor to
                                        Bank of America National Trust and
                                        Savings Association), as a Lender


                                        By:  /s/ Lynn D. Simmons
                                             ---------------------------------
                                             Name:  Lynn D. Simmons
                                                    --------------------------
                                             Title: Senior Vice President
                                                    --------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Co-Agent


                                        By:  /s/ Timothy S. Shanahan
                                             ---------------------------------
                                             Name:  Timothy S. Shanahan
                                                    --------------------------
                                             Title: Vice President
                                                    --------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION (as
                                        successor to LaSalle National Bank), as
                                        a Lender



                                        By:  /s/ John C. Thurston
                                             ---------------------------------
                                             Name:  John C. Thurston
                                                    --------------------------
                                             Title: Vice President
                                                    --------------------------